Exhibit 99.2

Investor Presentation

Disclaimer

About this Presentation

This investor presentation (this "Presentation") relates to a proposed business combination (the "Business Combination") between Colonnade Acquisition Corp. II ("Colonnade") and Plastiq Inc. (the "Company"). This Presentation does not contain all the information that should be considered with respect to the proposed Business Combination. It is not intended to form any basis of any investment decision or any decision in respect to the proposed Business Combination. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Colonnade, the Company, or any of their respective affiliates.

Forward Looking Statements

Certain statements, estimates, targets and projections in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or Colonnade's or the Company's future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company's services, projections of the Company's future financial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "pro forma", "may", "should", "could", "might", "plan", "possible", "project", "strive", "budget", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Colonnade and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against Colonnade, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Colonnade; (iv) the inability of the Company to satisfy other conditions to closing; (v) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (vi) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (vii) the risk that the pendency of the Business Combination or time required to consummate the Business Combination disrupts current plans and operations of the Company; (viii) changes in applicable laws or regulations; (ix) the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xi) the Company's estimates of expenses and profitability; (xii) the evolution of the markets in which the Company competes; (xii) the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; (xiii) the ability of the Company to defend its intellectual property; (xiv) the ability of the Company to satisfy regulatory requirements; (xv) the impact of the COVID-19 pandemic on the Company's and the combined company's business; and (xvi) other risks and uncertainties set forth in the portion of the annex to this Presentation entitled Risks Related to Our Business, Operations and Industry, the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in Colonnade's Annual Report on Form 10-K, and other risks and uncertainties indicated from time to time in other documents filed or to be filed with the SEC by Colonnade. If any of these risks materialize or if the Company's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that are not presently known to the Company or Colonnade or that the Company or Colonnade currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward-looking statements reflect the Company's and Colonnade's expectations, plans or forecasts of future events and views as of the date of this Presentation. Forward-looking statements speak only as of the date they are made, and the Company and Colonnade undertake no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statements, whether as the result of new information, future events or otherwise, except as required by law. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Colonnade nor the Company undertakes any duty to update these forward-looking statements, except as required by law.

Use of Projections

This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company's fiscal years 2022 through 2023. Neither Colonnade's nor the Company's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements included for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

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Disclaimer

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this Presentation has not been audited in accordance with the standards of the Public Company Accounting Oversight Board and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by Colonnade relating to the proposed Business Combination and the proxy statement/prospectus contained therein. This Presentation also includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles ("GAAP") including adjusted EBITDA and certain ratios and other metrics derived therefrom. The Company defines adjusted EBITDA as earnings before interest, tax, depreciation, and amortization less stock-based compensation, internal-use software amortization and non-recurring expenses. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. Colonnade and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. Colonnade and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, there can be no assurance that the Company will not modify the presentation of these or similar non-GAAP measures in the future, including to make adjustments for future expenses or other items that the Company believes are appropriate in comparing its operating performance across reporting periods on a consistent basis. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Colonnade and the Company are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

Industry and Market Data

In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. Neither Colonnade nor the Company has independently verified the accuracy or completeness of any such third-party information. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Company or the Business Combination. The recipient should make its own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as it deems necessary.

Trademarks and Copyright

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but Colonnade and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Additional Information; Participants in the Solicitation

Colonnade will file a registration statement that includes both a proxy statement and prospectus, and other relevant documents with the Securities and Exchange Commission (the "SEC"). Shareholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information about the Company, Colonnade and the proposed Business Combination. Shareholders will be able to obtain a free copy of the proxy statement/prospectus (when filed), as well as other filings containing information about the Company, Colonnade and the proposed Business Combination, without charge, at the SEC's website located at www.sec.gov. Colonnade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Colonnade's shareholders in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described above. This Presentation does not contain all the information that should be considered with respect the proposed Business Combination. It is not intended to form any basis of any investment decision or any decision in respect to the proposed Business Combination. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed Business Combination when it becomes available.

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The financial operating system for SMBs 1 . 4 Note: See Sources in Appendix

5 SMB payment automation is nascent and inefficient SMBs lack access to sufficient, on - demand cash flow which is a critical component to grow their business 2 Legacy providers focus on consumer and enterprise markets with few purpose - built SMB solutions, forcing SMBs into consumer - style bill pay 3,4 Inadequate access to technology and data with limited visibility into cash positions, AP and AR workflows 5,6 Payments are managed by complex, paper - based processes that are expensive, manual and prone to error 5,6 Note: See Sources in Appendix

Scalable Payments Automation Platform for SMBs SMB Payer Pay any approved supplier in the world by credit card Automate payment workflows and processes Smarter growth through analytics and cashflow insights Access new credit sources No cost to receive payments More payment options for their payers Automate invoicing and collections Receive payments faster Supplier Processors / Acquirers Fraud / Risk Engine Treasury Banks BillPay Networks Plastiq Connect APIs Marketplaces, eCommerce, Accounting Software 6

7 1. Aggregated unique payers from inception to June 2022 2. Aggregated unique suppliers from inception to June 2022 3. June 2022 Annualized Card Volume 4. June 2022 Annualized Net Revenue 5. 2Q22 vs. 2Q21 Net Revenue Plastiq is hitting meaningful scale and growing quickly in the massive SMB market. 195,000+ Payers using Plastiq 1 200,000+ Suppliers connected to Plastiq 2 $3B Volume run rate 3 50+ Countries served, 20+ currencies $78M Net Revenue run rate 4 67%+ YoY Net Revenue growth 5

Leadership team with fintech, public/private experience. Stoyan Kenderov Chief Operating Officer Eric Normant VP Engineering Yi Sun Chief Architect Amir Jafari Chief Financial Officer Noah Goldberg Head of Operations Sirena Roberts General Counsel Eliot Buchanan Founder & CEO 8

Transaction Overview 1 Appendix 4 Financial Overview 3 Company Overview 2

Plastiq's Transaction Overview and Key Highlights

Overview

- Colonnade Acquisition Corp. II ("CLAA") (NYSE: CLAA) is a publicly-listed special purpose acquisition company with $330M of cash held in trust
- Business combination with Plastiq Inc. ("Plastiq") a leader in payment automation solutions for SMBs
- Estimated cash to Balance Sheet of $320M net of transaction costs
- Use of proceeds:
  - GTM expansion, including geography
  - Innovation
  - M&A + other strategic initiatives

CY 2023 Highlights

~$4B Card and STF Volume[1] 39% CAGR 2020 to 2023	**>1M** # of Transactions[2]
$105M Net Revenue	**40%** YoY Net Revenue Growth

Valuation

$480M

Pro forma enterprise value

1. STF is short term financing
2. Includes Card, Cash, Short term financing and all other transaction types
3. For a discussion of key assumptions underlying Plastiq's forecasted 2022 and 2023 results, please refer to the Appendix
4. For a discussion of key risks relating to Plastiq's business, please refer to the Appendix

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Colonnade Proven Playbook Colonnade Team Joseph S. Sambuco Chairman Remy W. Trafelet CEO Emil W. Henry Director Manny de Zàrraga Director Lee J. Solomon Director Colonnade Acquisition Corp. II Overview 11

Existing Plastiq Shareholders 50.0% CLAA Public Shareholders 41.25% Sponsors 8.75% 1. Assumes no public redemptions 2. Does not include any dilutive impact of warrants or post transaction incentive plans 3. Sponsor will forfeit 1.25 million shares. Sponsor shall forfeit 1.25 million additional shares if cash in trust at closing i s l ess than $75mm CLAA share price $10.00 Pro Forma shares outstanding 80.0 Total equity value $800 Cash on balance sheet $320 Total enterprise value $480 Transaction multiples Metric x EV / 2022E net revenue $75 6.4x EV / 2023E net revenue $105 4.6x Plastiq rollover equity $400 SPAC cash in trust 1 330 Sponsor shares 70 Total sources $800 Plastiq rollover equity $400 Cash to pro forma balance sheet 320 Sponsor shares 70 Estimated transaction expenses 10 Total uses $800 Pro forma valuation ($M, except per share data) Illustrative sources ($M) Pro forma ownership at close 1,2,3 Illustrative uses ($M) 12

Transaction Overview 1 Appendix 4 Financial Overview 3 Company Overview 2

$9T+ in SMB B2B payments (annually in U.S.) 1 < 0.1% Penetration by Plastiq today. 32.5 Million SMBs in the U.S. 2 72 % of A/P execs surveyed state our all - in - one solution would be highly valuable to their SMB customers 4 1. Deloitte report: “B2B Payments Market is a Significant Untapped Opportunity” 2. U.S. Small Business Administration Office of Advocacy 2021 report: “2021 Small Business Profile” 3. Cornerstone Advisors 2020 report: “The $370 Billion Small Business Opportunity For Banks” 4. PYMNTS.com report: “All - in - One Payment Solutions Help SMBs Future - Proof Bottom Lines” $370 Billion estimated SMB spend on invoicing and payments function 3 14 Underserved, Large and Expanding TAM

Get paid by anyone, without processor fees Value: higher working capital ROI and revenue through card acceptance Replaces: expensive merchant accounts, online gateways, checks, do nothing Transforms payment acceptance for A/R Get Paid Plastiq brings together the puzzle pieces for SMBs From many fragmented tools to One Modern Platform Cash Operations Centralized cash management, including payments and monitoring Value: cash payments with insights Replaces: legacy bank platforms, manual monitoring Unified Cash Management Pay any invoice with a credit card or short - term financing Value: cash flow management and instant access to working capital Replaces: legacy bill payment platforms including checks, bank transfer fees, paper reconciliation, bill management Revolutionizes B2B payments focused on A/P Card Bill Pay End to end control center for all bills, payments with workflow and insights Value: automation Replaces: manual processes and legacy A/P + A/R platforms Digitize SMB flows Automation Automated integrations with accounting solutions, and marketplaces Value: single source of truth Replaces: manual data entry, reconciliation. Risk reduction and embedded payments Open API 15

SMBs Instant 45 - day float and hassle - free experience on all supplier payments Issuers New interchange revenue on transactions; removes pain points on long tail payments and check batches Networks New volume on card payments previously made in cash with universal acceptance Suppliers Paid same way, for free, while their customers have new option More customers + More volume + More transaction fees + Plastiq grows because everyone wins. 16

De minimis CAC due to virtuous circle and organic growth. <$10M In marketing 2016 - 2021 $155M+ Net revenue 2016 - 2021 > 16 x Return on investment 2016 - 2021 The more SMBs we acquire, the bigger the network, making it easier to acquire more SMBs. Thoughtfully expand Sales and Marketing teams to accelerate the flywheel effect The more SMBs use Plastiq, the more suppliers that get paid, in turn promoting Plastiq to more SMBs. Upcoming product features aimed at driving supplier - to - payer network growth The more volume in the network, the more partners want to market Plastiq, bringing us more SMBs. With APIs to scale partner - driven referrals 17

Plastiq has the most complete vision for B2B Finance

	plastiq	Legacy providers	Traditional payments software	FinTech corporate cards	FinTech payment providers
A/P Automation	Robust	None	Robust	Fair	Emerging
Credit Cards to Check/ACH	Robust	None	Fair	None	Robust
Pay Any Vendor Worldwide	Robust	None	Emerging	Emerging	Emerging
International FX	Robust	None	Emerging	None	None
Cash Flow Management	Robust	None	Emerging	None	None
A/R Automation	Emerging	None	Emerging	None	Emerging
B2B Checkout/Payments	Emerging	None	None	None	None
API Platform	Emerging	None	None	None	None
Dashboard	Emerging	None	None	Emerging	None
Short Term Financing	Emerging	None	None	Emerging	None

None Emerging Fair Robust

Note: Based on Plastiq internal competitive assessment

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Transaction Overview 1 Appendix 4 Financial Overview 3 Company Overview 2

Financial highlights Expanding Margins Payments gross margins are steadily expanding driven by increasing efficiency and operating leverage, increasing scale and new revenue streams including BNPL and Float SaaS product launch will provide 70%+ gross margins over time Strong unit economics support a path to profitability through scale and financial leverage Volume Growth 66% YoY card volume growth in Q2’22 39% Card Volume CAGR 2020 - 2023E Accelerating at Scale 195,000+ payers using Plastiq and 200,000+ suppliers connected to Plastiq Serving 50+ countries and 20+ currencies Growth benefits from a virtuous flywheel effect of payers, suppliers, and partners Net Revenue Growth 67% YoY net revenue growth in Q2’22 44% Revenue CAGR from 2020 - 2023E Efficient GTM De minimus CAC due to strong organic growth and virtuous flywheel effect <$10M in marketing spend drove $155M+ in revenue (2016 - 2021) resulting in over 16x ROI 20

How We Make Money 21 Bill Pay Foreign Exchange Faster Wires Installments Vendor Financing Line of Credit Integrations Analytics Banking Payments Fees Subscription Usage Based Unit Economics: Volume x Take Rate Recurring: Monthly Subscription

$1.5 $2.3 $3.6 $5.4 2020 2021 2022E 2023E Margins expand with payments scale and new revenue streams 53% Volume CAGR 2020 - 2023E $35 $47 $75 $105 $6 $8 $12 $21 0 5 10 15 20 25 30 35 40 0 20 40 60 80 100 120 2020 2021 2022E 2023E 44% Revenue CAGR 2020 - 2023E Margin Expansion Underway with: x Increasing mix of newer products at higher margins x Launch of our Payment automation hub which drives SaaS like margins x BNPL as a new driver and incremental margin given partnership framework x Diversification with Float in 2023 Total Revenue Total Gross Profit Revenue and Gross Profit ($ in millions) Volume ($ in billions) Revenue Growth 33% 59% 40% Gross Margin 16% 17% 16% 20% Source: Plastiq management Note: Results for 2020 and 2021 are preliminary and unaudited and do not conform to Regulation S - X. Such information may be adju sted or may be presented differently in the registration statement to be filed by Colonnade relating to the proposed business combination and the proxy statement/prospectus included therein. Neither Plastiq's nor Colonnade's independent regis ter ed accounting firm has audited, reviewed, examined or performed any procedures with respect to the results for 2020 or 2021 included herein, nor have they expressed any opinion or any other form of assurance on such information. Such informatio n a nd data may not be included in, may be adjusted in or may be presented differently in the registration statement relating to the proposed business combination and the proxy statement/prospectus included therein. Note: For a discussion of key assumptions underlying Plastiq’s forecasted 2022 and 2023 results and key discussion of key ris ks relating to Plastiq’s business, please refer to the Appendix 22

2020 2021 2022E 2023E Volume Growth (%) $1.5B - $2.3B 56% $3.6B 54% $5.4B 51% Net Revenue (Growth (%) $35M - $47M 33% $75M 59% $105M 40% Gross Profit Margin (%) $6M 16% $8M 17% $12M 16% $21M 20% Adjusted EBITDA ($31M) ($54M) ($50M) ($30M) Source: Plastiq management Note: Results for 2020 and 2021 are preliminary and unaudited and do not conform to Regulation S - X. Such information may be adju sted or may be presented differently in the registration statement to be filed by Colonnade relating to the proposed business combination and the proxy statement/prospectus included therein. Neither Plastiq's nor Colo nna de's independent registered accounting firm has audited, reviewed, examined or performed any procedures with respect to the results for 2020 or 2021 included herein, nor have they expressed any opinion or any other fo rm of assurance on such information. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement relating to the proposed business combination an d t he proxy statement/prospectus included therein. Note: 2022E includes H1 2022 actuals and H2 2022 estimates Note: Adjusted EBITDA (non - GAAP) reconciliation is provided in Appendix 23 Summary financials – historic & projected P&L

A layered strategy to provide top line growth and profitability. Sales and marketing acceleration Continued focus on new logos accelerating cross - sell and up - sell through new products API partnerships Power ecosystem payments through existing platforms providing further scale New geographies Global expansion Opportunistic M&A Accelerate growth with acquisitions of new capabilities and new geographies Monetize Cash Banking and ACH Payment Automation helping unify cash management Issuers and Networks Expand the flywheel driving new customers to our platform through partners 24

Plastiq's public comparables cross the landscapes of B2B financial automation, high-growth payments and SMB-focused software companies

	Financial OS	B2B financial automation	High-growth payments	SMB software
	plastiq	bill.com, billtrust, coupa, avidxchange	MARQETA, flywire, lightspeed, Square, shopify, toast	Avalara, HubSpot, paycom, paylocity
2021-2023E Revenue CAGR	49%	31%	17%	26%
EV/2023E Revenue-Median	4.6x	5.3x	3.4x	8.4x
Relevance for plastiq		✓ High growth profile ✓ Deep integration between software and payments ✓ Massive TAM opportunity ✓ Benefitting from digitization of payments	✓ Best-in-class growth profile ✓ Mainly transactional revenue model ✓ Benefitting from digitization of payments	✓ Mission-critical platforms for SMBs ✓ Automation and simplification of complex workflows ✓ High growth revenue models

iQ
Market data as of 7/1/22
Source: S&P Capital IQ
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2022E 2023E Initial valuation relative to peers 26 Revenue CAGR 2021e - 2023E 49% 58% 18% 24% 21% 29% 28% 35% 39% 40% 10% 25% 24% 23% 29% Revenue multiples 2022E 6.5x 18.1x 7.9x 4.9x 3.5x 8.2x 7.4x 4.8x 4.2x 2.6x 2.5x 14.0x 11.6x 8.7x 8.3x 2023E 4.6x 13.2x 6.6x 4.0x 2.9x 6.3x 5.6x 3.7x 3.1x 2.0x 2.1x 11.4x 9.6x 7.2x 6.6x Growth - adjusted revenue multiples 2022E 0.13x 0.31x 0.44x 0.20x 0.16x 0.28x 0.27x 0.14x 0.11x 0.07x 0.26x 0.57x 0.48x 0.38x 0.28x 2023E 0.09x 0.23x 0.37x 0.17x 0.14x 0.22x 0.20x 0.10x 0.08x 0.05x 0.22x 0.46x 0.39x 0.31x 0.22x Market data as of 7/1/22 Source: S&P Capital IQ 18. 1 x 4. 9 x 8.2x 7.4x 2. 6 x 2. 5 x 1 4.0 x 1 1.6 x 13. 2 x 7.9 x 6. 6 x 4.0 x 3.5 x 2.9 x 6.3x 5. 6 x 4.8 x 3.7 x 4.2x 3. 1 x 2. 0 x 2. 1 x 11. 4 x 9 .6x 8.7 x 7.2 x 8. 3 x 6.6 x 22E Median: 6.4x 23E Median: 5.3x 22E Median: 4. 5 x 23E Median: 3. 4 x 22E Median: 1 0.2 x 23E Median: 8.4 x 6.5x 4.6x B2B financial automation High - growth payments High - growth payments

Transaction Overview 1 Appendix 4 Financial Overview 3 Company Overview 2

Definitions Payer Unique customer defined as an account or user that initiates and submits a transaction during the relevant period Supplier Unique supplier defined as a unique merchant that received payments disbursed by Plastiq Volume Dollar amounts of transactions processed through Plastiq’s platform plus applicable customer fees Fee The amount Plastiq charges customers to facilitate their payment through Plastiq’s platform Gross Profit Net Revenue less Transaction Expense Gross Profit Margin Gross Profit divided by Net Revenue CAC Customer Acquisition Cost 28

Adjusted EBITDA Reconciliation – historic & projected P&L

	2020	2021	2022E	2023E
Net Loss	**($33.7M)**	**($55.9M)**	**($63.5M)**	**($37.7M)**
Interest Expense	0.4M	1.4M	1.2M	1.0M
Depreciation and Amortization	1.2M	1.9M	3.6M	3.6M
EBITDA	**($32.1M)**	**($52.6M)**	**($58.7M)**	**($33.1M)**
Stock-based compensation[1]	2.4M	3.6M	4.5M	3.4M
Internal-use software[2]	(1.3M)	(5.2M)	(7.7M)	(2.0M)
Retention and severance	-	-	4.7M	1.5M
Other non-recurring charges[3]	-	-	7.0M	-
Adjusted EBITDA	**($31.0M)**	**($54.2M)**	**($50.2M)**	**($30.2M)**

Source: Plastiq management

1. Stock-based compensation reflects expenses related to stock option awards issued to employees and certain non-employee directors and expenses related to secondary transactions. The fair value of stock options under our equity plans in determined on the date of grant utilizing the Black-Scholes option pricing model, which is impacted by the fair value of our common stock, as well as other inputs. These inputs include the expected common stock price volatility over the term of the awards, the expected term of the awards, risk-free interest rates, and expected dividend yield. Stock-based compensation expense for stock-based awards is recognized on a straight-line basis over the period during which an award holder is required to provide services in exchange for the award (generally the vesting period of the award). The company accounts for forfeitures as they occur.
2. Internal-use software reflects capitalized costs to develop internal-use software when preliminary efforts are successfully completed, management ahs authorized and committed project funding, it is probable that the project will be completed, and the software will be used as intended. Internal-use software expense is amortized on a straight-line basis over the estimated useful life of three years.
3. Reflects one-time expenses related to becoming a public company.

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Sources 1. Code of Federal Regulations, Part 121 – Small Business Size Regulations. See https://www.ecfr.gov/current/title - 13/chapter - I/part - 121#121.201 . 2. Forbes, “How Cash Flow Forecasting Could Help Save Some Small Businesses From Failure,” (June 28, 2022). See: https://www.forbes.com/sites/forbesfinancecouncil/2022/06/28/how - cash - flow - forecasting - could - help - save - some - small - businesses - from - failure/?sh=29f257b60eb6 3. Financial IT, US SMBs Are Underserved By Banks,” (May 13, 2020). See: https://financialit.net/news/banking/us - smbs - are - underserved - banks - 11fs - research - reveals - service - gaps - and - market 4. 11:FS, “Designing digital financials services that work for US SMBs” See:: https://info.11fs.com/hubfs/Digital%20SMB/Designing%20digital%20financial%20services%20that%20work%20for%20US%20SMBs.pdf 5. PYMNTS.com, “All - in - One Payment Solutions Help SMBs Future - Proof Bottom Lines,” (April 11, 2022). See: https://www.pymnts.com/accounts - payable/2022/new - report - all - in - one - payment - solutions - help - smbs - future - proof - bottom - lines/ 6. PYMNTs.com, “Deep Dive: How Utilizing AP Automation Tools Can Help SMBs Endure Financial Strains,” (July 10, 2020). https://www.pymnts.com/next - gen - ap - automation/2020/smbs - efficiency - cashflow - payments/ 30

31 1. We have a history of operating losses and may not achieve or sustain profitability in the future. 2. Future net revenue growth depends on our ability to retain existing customers, drive increased volume on our platform, and at tra ct new customers in a cost - effective manner. Further, if our new products do not achieve sufficient market acceptance such products may not produce additional revenue. 3. Our recent growth, ongoing changes in our industry, and our transaction mix make it difficult to forecast our net revenue and ev aluate our business and future prospects. 4. Our projections are subject to significant risks, assumptions, estimates and uncertainties, including assumptions regarding f utu re legislation and changes in regulations. As a result, our projected revenues, market share, expenses and profitability may differ materially from our expectations. 5. Our business relies on our arrangements with financial institutions, third party service providers, processing providers, dis bur sement providers and other financial services suppliers. If any of our arrangements with such financial institutions, third party service providers, processing providers, disbursement p rov iders or financial services providers are terminated or significantly altered, it could adversely affect our business. Further, we do not have redundancies in place for many of the se arrangements, and any outages or service interruptions from these providers and suppliers could result in service interruptions to our customers and adversely affect our business, res ults of operations, and financial condition. 6. Our business relies on our relationships with payment card networks and issuing banks, including the categories allowed to be pa id using our platform. If we are unable to maintain these relationships, our business may be adversely affected. Further, changes to the rules, prac tic es or fees, including interchange fees, set by payment card networks or other banks, could harm our business. In addition, if we fail to comply with the applicable rules and policies of the payment card networks, they could seek to fine us, suspend us or terminate our ability to participate in suc h networks, which could adversely affect our business, results of operations, and financial condition. 7. We facilitate the transfer of customer funds daily and are subject to the risk of both manual and technological/system errors , w hich could result in financial losses, damage to our reputation, and/or loss of trust in our brand, any of which would harm our business, results of operations and financial cond iti on. 8. Our risk management efforts may not be sufficient to deal effectively with fraud, bad transactions or other fraudulent activi tie s, by payers, recipients, employees or other third parties, which could increase our loss rate, expose us to material financial losses and liability and otherwise harm our business. 9. Following the Business Combination, we may still require additional capital to support the growth of our business, and this c api tal might not be available on acceptable terms, if at all. 10. We expect indebtedness to remain outstanding following the Business Combination, which subjects us to additional financial an d o perating restrictions. Risks Related to Our Business, Operations and Industry

32 11. Our estimates of market opportunity and forecasts of market growth may prove to be inaccurate, and even if the market in whic h w e compete achieves the forecasted growth, our business could fail to grow at similar rates, if at all. 12. Unfavorable conditions in our industry or the global economy have adversely affected and could continue to adversely affect o ur business, results of operations, and financial condition. 13. Our business relies on the volume of the transactions paid through our platform. Currently a limited number of payers and lim ite d number of recipients are responsible for a significant portion of our volume, and the loss or decline in volume from one or more of these customer s c ould adversely affect our business, results of operations, and financial condition. 14. We may not be able to scale our business quickly enough to meet our customers’ growing needs, and if we are not able to grow eff iciently, our operating results could be harmed. 15. Our business is seasonal, and we experience fluctuations in our quarterly results of operations that may not fully reflect th e u nderlying performance of our business. 16. We participate in markets that are competitive and continuously evolving, and if we do not compete effectively with establish ed companies and new market entrants, our business, results of operations, and financial condition could be adversely affected. 17. If we fail to integrate with our customers’ and partners’ APIs for their billing and payment systems and with third - party techno logies, our platform may become less marketable and less competitive or obsolete and our operating results may be harmed. 18. If we fail to manage our growth effectively, we may be unable to execute on our plans and strategies, maintain and grow custo mer adoption and use of our products and services, or adequately address competitive challenges. Such growth and expansion may also subject us to add itional costs and risks, and our plans may not be successful. 19. Failure to effectively develop, expand and scale our sales and marketing capabilities could harm our ability to increase our cus tomer base and achieve broader market acceptance of our products. 20. If we fail to offer high - quality customer support, or if our support is more expensive than anticipated, our business and reputa tion could suffer. 21. If we fail to adapt and respond effectively to rapidly changing technology, evolving industry standards, changing regulations an d payment methods, demand for product enhancements, new product features, and changing business needs, requirements or preferences, our platform may become less competitive. 22. If the prices we charge for our services are unacceptable to our customers, our operating results may be harmed. 23. We may expand our operations to new markets outside the United States and Canada, creating a variety of operational, legal an d r egulatory challenges. 24. If we fail to maintain and enhance our brand, our ability to expand our customer base will be impaired and our business, oper ati ng results and financial condition may suffer. Risks Related to Our Business, Operations and Industry

33 25. If we experience cyberattacks, or if our security measures are breached or unauthorized access to customer data is otherwise obt ained, it could result in serious harm to our reputation, business and financial condition. 26. If we fail to manage our technical operations infrastructure, our existing customers may experience service outages, which co uld harm our reputation and business. 27. We facilitate the transfer of customer funds daily, and are subject to the risk of errors, which could result in financial lo sse s, damage to our reputation, or loss of trust in our brand, which would harm our business and financial results. 28. Interruptions or delays in the services provided by third - party data centers, internet service providers and other technology pr oviders could impair the delivery of our platform and our business could suffer. 29. We use open source software in our products, and any failure to comply with the terms of one or more of these open source lic ens es could negatively affect our business or subject it to litigation. 30. Our business is subject to extensive government regulation and oversight, including by U.S. federal and state and Canadian fe der al and provincial authorities. Our failure to comply with extensive, complex, overlapping, and frequently changing rules, regulations, and legal interpretations could materially harm our business. These include, but are not limited to: payments regulations; Anti - Money Laundering and Counter - Terrorist Financing; Economic and Trade Sanctions; Foreign Corrupt Practices, Ant i - Bribery and Anti - Corruption; Privacy and Protection of Customer Data, and the Payment Card Industry Data Security Standard. 31. We rely on various exemptions from licensing, and regulators may find that we have violated applicable laws or regulations. 32. If we fail to adequately protect our proprietary rights, our competitive position could be impaired, the value of our product s, services and brand may be reduced, and we may lose valuable assets, generate less revenue and incur costly litigation to protect our rights. 33. We may be sued by third parties for various claims including alleged infringement of their proprietary rights. 34. Any future litigation against us could be costly and time - consuming to defend. Risks Related to Our Business, Operations and Industry Legal and Regulatory Risks

34 35. We have previously identified material weaknesses in our internal control over financial reporting and may identify additiona l m aterial weaknesses in the future or otherwise fail to maintain effective internal control over financial reporting, which may result in material mi sstatements of our consolidated financial statements or cause us to fail to meet our periodic reporting obligations or cause our access to the capital markets to be impaired. 36. We depend heavily on third parties such as payment processors and financial institutions to provide us with complete and accu rat e data in order for us to report our revenue and cash balances, and as a result any incomplete or inaccurate data from such parties affects our abil ity to accurately report our financial condition and/or results of operations. 37. Operating as a public company will require us to incur substantial costs and will require substantial management attention. I n a ddition, our management team has limited experience managing a public company and the requirements of being a public company may strain our resources, divert management’s attent ion and affect our ability to attract and retain additional executive management and qualified board members 38. If securities or industry analysts do not publish research reports about our business, if they adversely change their recomme nda tions regarding our shares or if our results of operations do not meet their expectations, our stock price and trading volume could decline. 39. Our ability to use net operating loss carryforwards and other tax attributes may be limited in connection with the Business C omb ination or other ownership changes. 40. Changes in our effective tax rate or tax liability may adversely affect our results of operations and financial condition. 41. We could be required to collect sales, value added or similar taxes or be subject to other tax liabilities that may increase the costs our customers would have to pay for our solutions and adversely affect our business, results of operations and financial condition. 42. Changes in financial accounting standards or policies have affected, and in the future may affect our reported financial cond iti on or results of operations. 43. If our estimates or judgments relating to our critical accounting policies prove to be incorrect, or if there are changes in acc ounting principles, our operating results could be adversely affected. 44. If a substantial number of Colonnade’s public shares are redeemed in connection with the Business Combination, there may be a mo re limited market for our securities. 45. The market price and trading volume of our securities may be volatile and could decline significantly following closing of th e B usiness Combination. Risks Related to Being a Public Company and Financial Risks

35 46. The ongoing global COVID - 19 pandemic has in the past adversely affected our business, results of operations, and financial condi tion, and the extent of any continued or new impacts will depend on future developments, which are highly uncertain and cannot be predicted. 47. Our business, results of operations, and financial condition may continue to be impacted by macroeconomic events, such as inf lat ion, recessions or depressions, and such impact could be materially adverse. 48. Acquisitions, strategic investments, partnerships, collaborations or alliances could be difficult to identify and integrate, div ert the attention of management, disrupt our business, dilute the combined company’s stockholder value, and adversely affect our operating results and financial condition. 49. We depend on our senior management team and the loss of our chief executive officer or one or more key employees or an inabil ity to attract and retain highly skilled employees generally could adversely affect our business. 50. If we cannot maintain our company culture as we grow, we could lose the innovation, teamwork, passion and focus on execution tha t we believe contributes to our success and our business may be harmed. General Risks

36 51. Subsequent to the completion of the transaction, the combined company may be required to take write - downs or write - offs, restruc turing and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the combined company’s share p ric e, which could cause you to lose some or all of your investment. 52. The transaction may be completed even though material adverse effects may result from the announcement of the business combin ati on, industry - wide changes and other causes. 53. Delays in completing the business combination may substantially reduce the expected benefits of the transaction. 54. The ability of Colonnade’s shareholders to exercise redemption rights with respect to a large number of outstanding shares of co mmon stock could increase the probability that the transaction would not occur or reduce the combined company’s cash and liquidity. 55. Current Colonnade shareholders will own a smaller proportion of the post - closing company than they currently own of Colonnade. I n addition, following the closing of the transaction, Colonnade may issue additional shares or other equity securities without the approval of its shareholders, which wo uld further dilute the ownership interests and may depress the market price of its shares. 56. Certain factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described above are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also b eco me important factors that adversely affect our business. If any of these risks actually occurs, our business, financial condition, results of operations and future prospect s c ould be materially and adversely affected. In that event, the trading price of our common stock following the transaction could decline, and you could lose part or all of your investment. 57. The process of taking a company public by means of a business combination with a special purpose acquisition company is diffe ren t from taking a company public through an underwritten offering and may create risks for our unaffiliated investors. 58. Uncertainties about the business combination during the pre - closing period may cause a loss of key management personnel and othe r key employees. 59. A market for the combined company’s shares may not develop or be sustained, which would adversely affect the liquidity and pr ice of the combined company’s shares. 60. Colonnade and Plastiq will incur significant transaction and transition costs in connection with the proposed business combin ati on and the combined company will incur increased costs as a result of operating as a public company and its management will devote substantial time to new compliance initiati ves . 61. The sponsor of Colonnade has agreed to vote in favor of the business combination, which will increase the likelihood that Col onn ade will receive the requisite stockholder approval for the business combination and the transactions contemplated thereby regardless of how Colonnade’s public shareholders vote . Risks Related to the Business Combination Transaction

37 1. The projected financial information is based on Plastiq’s estimates and assumptions tied to its past performance for existing pr oducts and its expected performance for new products. 2. Card volume and revenue assumptions can move significantly based on the macro economy. The projected financial information as sum es an expansion of Plastiq’s penetration into small and medium businesses across the United States. 3. Card volume is based on Plastiq’s ability to continue to be productive with its marketing spend, drive sales efficiency and c ont inue to execute on its ability to land new customers and retain the customers it has. 4. The launch of Plastiq’s recurring SaaS solution and Short - Term financing, both in March 2022, are not expected to be material to 2022 or 2023 volume, net revenue or gross profit. Both products are expected to be less than 10% of Plastiq’s total 2023 net revenue. 5. Transaction expenses associated with third party interchange and processors are projected to be flat to favorable in 2023. 6. Plastiq expects a diversification of its existing revenue drivers in 2023 which in turn will have a favorable impact to its g ros s margin. 7. Headcount is the number one expense for Plastiq, and its ability to attract and hire new talent is critical for all of its fu nct ions, especially in Sales and Marketing as Plastiq invests to grow these functions. The projected financial information assumes an expansion of Plastiq’s employee base to a location with low er costs allowing us to achieve profitability in Plastiq’s long - term model. 8. Plastiq’s business is capital intensive and its ability to raise funds to support its operations is critical to Plastiq’s abi lit y to meet the investments required in its financial model. The projected financial information assumes that Plastiq will receive at least $100M in net cash proceeds as a result of the tran sac tion with Colonnade, after accounting for redemptions of Colonnade public shares. 9. The successful expansion of Plastiq’ business may require future M&A, although the projected financial information in this pr ese ntation does not include the impact of any acquisitions. The projected financial information also reflects numerous estimates and assumptions with respect to industry performance, ge ner al business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Plastiq’s business, all of which are difficult to predict and many of which are beyond outside of Plastiq’s control. Plastiq’s financial projections constitute forward - looking information and are subject to risks and uncertainties including those set fort h in the risk factors included in the appendix. Key Assumptions Relating to Projected Financial Information of Plastiq

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